TD-2 7/09

P1, P2, P3, P4

SUPPLEMENT DATED JULY 23, 2009

TO THE PROSPECTUS DATED

MAY 1, 2009

AS PREVIOUSLY AMENDED

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended by replacing the section "Portfolio Selection" under "Goals and Strategies" (page 1) with the following:

Portfolio Selection

The manager's investment philosophy is "bottom-up," value-oriented, and long-term, focusing on the market price of a company's securities relative to the manager's evaluation of the company's potential long-term (typically five years) earnings, asset value and cash flow potential. In choosing investments, the Fund's manager may make onsite visits to companies to assess critical factors such as management strength and local conditions. A company's historical value measures, including price/earnings ratio, profit margins and liquidation value, may also be considered. The manager invests in securities without regard to benchmark comparisons.

Please keep this supplement for future reference.